UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

JBI, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	000-52444	20-4924000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

500 Technology Square, Suite 150 Cambridge, Massachusetts 02139
(Address of Principal Executive Offices)

(905) 354-7222
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Director

On June 1, 2010, Ms. Amy Bradshaw resigned as a member of the Board of Directors of JBI, Inc. (the “Company”).  Ms. Bradshaw’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

Ms. Bradshaw has accepted a position with the Company as Vice-President of Marketing and Communications.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

JBI, INC.

Date: June 1, 2010	By:	/s/ John Bordynuik
John Bordynuik
President & Chief Executive Officer

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